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                                                                   EXHIBIT 24.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To American Technologies Group, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated November 10, 1998 included in the Company's Form 10-KSB for the year ended July 31, 1998 and to all references to our Firm included in this registration statement.

                                       /s/ ARTHUR ANDERSEN LLP
                                       -----------------------
                                       ARTHUR ANDERSEN LLP

Los Angeles, California
November 25, 1998